SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 24, 2006


                           SHANNON INTERNATIONAL INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                                        98-02049656
     ---------------------------                          ---------------
    (State or other jurisdiction                         (I.R.S. Employer
  of incorporation or organization)                      Identification No.)


             Suite 100, 238A Brownlow Avenue, Dartmouth, NS B3B 2B4
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (902) 481 7225
                                -----------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01  Changes in or Disagreements with Certifying Accountants on Accounting and Financial Disclosures.

Miller and McCollom, Certified Public Accountants, had been the auditor for Shannon International Inc., for the fiscal years ended June 30, 2005, June 30, 2004 and every year since inception in 1999. On July 24, 2006, Miller and McCollom informed the Registrant of its resignation as auditors. The audit reports of Miller and McCollom on our financial statements as of and for the years ended June 30, 2005, 2004, 2003 and 2002 includig interim periods, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, the opinions did contain an uncertainty as to Shannon International Inc.'s ability to continue as a going concern.

In connection with the audit of the financial statements prepared for the fiscal years ended June 30, 2005, 2004, 2003, and 2002 and to the date of resignation, the Registrant had no disagreements with Miller & McCollom with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(iv) of Regulation S-B.

On July 24, 2006, the Registrant engaged Schumacher & Associates, Inc., Certified Public Accountants, as the new principal independent accountant for the Registrant. The board of directors has approved the change of accountants.

For the fiscal years ended June 30, 2005, 2004, 2003, and 2002, including the subsequent interim periods through the date of the appointment of Schumacher & Associates, Inc., Certified Public Accountants, neither the Registrant, nor anyone on its behalf, consulted with Schumacher & Associates, Inc., Certified Public Accountants regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

The Registrant has provided Miller & McCollom, with a copy of this report prior to filing it with the Securities and Exchange Commission (SEC). The Registrant requested that Miller & McCollom furnish a letter addressed to the SEC stating whether the firm concurs with the above statements. The letter from Miller & McCollom is attached as Exhibit 16.1 to this Form 8-K.



Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

     16.1 Letter from Miller and McCollom dated July 25, 2006




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHANNON INTERNATIONAL INC.

Dated: July 25, 2006


/s/ J. William Clements
-----------------------
J. William Clements, Chief Executive Officer








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